Exhibits 10.224
APPOINTMENT OF ADMINISTRATOR
DEFERRED COMPENSATION PLAN
OF ERIE INDEMNITY COMPANY
ERIE INDEMNITY COMPANY
INCENTIVE COMPENSATION DEFERRAL PLAN
SUPPLEMENTAL RETIREMENT PLAN FOR CERTAIN MEMBERS OF THE
ERIE INSURANCE GROUP RETIREMENT PLAN FOR EMPLOYEES
In accordance with the authority provided to me under Article 2.1 of the Deferred Compensation Plan of Erie Indemnity Company; Article 2.1 of the Erie Indemnity Company Incentive Compensation Deferral Plan; and Section 1.2 (b) of the Supplemental Retirement Plan for Certain Members of the Erie Insurance Group Retirement Plan for Employees (collectively the “Plans”), I hereby appoint the Erie Indemnity Company Employee Benefits Administration Committee (“EBAC”) as the Administrator for the Plans. EBAC shall be responsible for the administrative functions assigned to it under the Plans. This appointment shall remain in effect until such time as a new appointment is made pursuant to the Plans.
Executed at Erie, Pennsylvania this 21st day of December 2021, effective as of October 26, 2021.

ERIE INDEMNITY COMPANY

By /s/ Timothy G. NeCastro
Timothy G. NeCastro
Chief Executive Officer

Attest /s/ Brian W. Bolash
Brian W. Bolash
Secretary